EXHIBIT 23

                               CONSENTS OF EXPERTS


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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statement No. 33-80171 of First Midwest Financial, Inc. on Form S-8 and in Registration Statement No. 333-9871 of First Midwest Financial, Inc. on Form S-3 of our report dated October 10, 1997, contained in Exhibit 13 to First Midwest Financial, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1997.



                                               /s/ Crowe, Chizek and Company LLP
                                                   -----------------------------
                                                   Crowe, Chizek and Company LLP


South Bend, Indiana
December 23, 1997


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                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-80171 of First Midwest Financial, Inc. on Form S-8 of our report dated November 17, 1995 appearing in Exhibit 99 in this Annual Report on Form 10-K of First Midwest Financial, Inc. for the year ended September 30, 1997.


/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP

Omaha, Nebraska
December 23, 1997


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INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-9871 of First Midwest Financial, Inc. on Form S-3 of our report dated November 17, 1995 appearing in Exhibit 99 in this Annual Report on Form 10-K of First Midwest Financial, Inc. for the year ended September 30, 1997.


/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP

Omaha, Nebraska
December 23, 1997